UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2007
COLOR KINETICS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50798 (Commission File Number)	04-3391805 (IRS Employer Identification No.)

10 Milk Street, Boston, Massachusetts	02108
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 439-9999
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99 Press release issued on August 27, 2007

ITEM 8.01. OTHER EVENTS.
     On August 27, 2007, Color Kinetics Incorporated (the “Company”) announced that on August 24, 2007 the closing occurred under the previously-announced Agreement and Plan of Merger, dated June 18, 2007, by and among the Company, Philips Holding USA Inc. and Black & White Merger Sub, Inc. (the “Merger Agreement”). The Merger Agreement was attached as Exhibit 2.3 to the Company’s Current Report on Form 8-K dated June 20, 2007.
     A copy of the Company’s and Philips’ joint press release dated August 27, 2007 is furnished as Exhibit 99 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibit

Exhibit Number	Description of Exhibit

99	Press release issued by Color Kinetics Incorporation on August 27, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLOR KINETICS INCORPORATED a Delaware corporation (Registrant)
Date: August 27, 2007	By:	/s/ David K. Johnson
		Name:	David K. Johnson
		Title:	Chief Financial Officer

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